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                                     EXHIBIT 10.3

Second Amendment to Sixth Restated Loan Agreement dated as of March 26, 1999, among Clayton Williams Energy, Inc., Warrior Gas Co., CWEI Acquisitions, Inc., Bank One, Texas, N.A., Paribas and Union Bank of California, N.A.

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                  SECOND AMENDMENT TO SIXTH RESTATED LOAN AGREEMENT

     THIS SECOND AMENDMENT TO SIXTH RESTATED LOAN AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 26th day of March, 1999, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the "CWE"), WARRIOR GAS CO., a Texas corporation ("Warrior") (CWE and Warrior being hereinafter sometimes collectively referred to as "Borrower"), CWEI ACQUISITIONS, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), PARIBAS, a French banking corporation ("Paribas") and UNION BANK OF CALIFORNIA, N.A. ("Union"), Bank One, Paribas and Union Bank each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as "Banks", and individually as a "Bank") and Bank One, as "Agent".

                                 W I T N E S S E T H:

     WHEREAS, on July 16, 1998 Borrower, Guarantor, Bank One, Paribas and Agent entered into a Sixth Restated Loan Agreement (the "Sixth Restated"); and

     WHEREAS, as of November 20, 1998, Bank One assigned to Union and Compass Bank ("Compass") a part of its rights and obligations under the Sixth Restated and as of such date Union and Compass became parties to the Sixth Restated; and

     WHEREAS, as of November 20, 1998, Borrower, Guarantor, Bank One, Paribas, Union, Compass and Agent entered into a First Amendment to Sixth Restated Loan Agreement (the "First Amendment"); and

     WHEREAS, Union has acquired all of Compass' rights and obligations under the Sixth Restated; and

     WHEREAS, the Borrower and the Banks have agreed to make certain additional changes to the Sixth Restated.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Sixth Restated.

     2. Section 1 of the Sixth Restated is hereby amended in the following respects:

          (a) Subsection 1(k) of the Sixth Restated is hereby deleted in its entirety and the following substituted in lieu thereof:

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               "(k) DEBT SERVICE - At the end of each fiscal quarter, the sum of
          (i) the current portion of all notes payable as defined by GAAP (excluding amounts outstanding on the Revolving Commitment), plus
          (ii) the average Revolving Commitment during such quarter divided by twenty-two plus (iii) the sum of all amounts paid or payable by Borrower during such fiscal quarter as a result of its election made pursuant to Section 9(b)(C) hereof."

          (b) Subsection 1(v) of the Sixth Restated is hereby deleted in its entirety and the following substituted in lieu thereof:

               "(v) EURODOLLAR MARGIN - The fluctuating Eurodollar Margin in effect from day to day shall be:

                    (i) two and one-half percent (2.50%) per annum whenever the Total Outstandings are greater than 75% of the Elected Borrowing Limit in effect at the time in question;

                    (ii) two and one-quarter percent (2.25%) per annum whenever the Total Outstandings are greater than 50%, but less than or equal to 75%, of the Elected Borrowing Limit in effect at the time in question;

                    (iii) two percent (2%) per annum whenever the Total
               Outstandings are greater than 25%, but less than or equal to 50%, of the Elected Borrowing Limit in effect at the time in question;

                    (iv) one and three-quarters percent (1.75%), whenever the Total Outstandings are 25% or less of the Elected Borrowing Limit in effect at the time in question.

     3. Section 13 of the Sixth Restated is hereby amended in the following respects:

          (a) By deleting Subsection (c) thereof in its entirety and substituting the following in lieu thereof:

               "(c) CURRENT RATIO. The Borrower will not allow the Williams Consolidated Entities' ratio of Current Assets to Current Liabilities to be less than (i) .70 to 1.0 for the calendar quarter ending December 31, 1998; (ii) .80 to 1.0 for the calendar quarter ending March 31, 1999; (iii) .90 to 1.0 for the calendar quarter ending
          June 30, 1999; and (iv) 1.0 to 1.0 for the calendar quarter ending September 30, 1999 and thereafter as of the end of each calendar quarter."


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          (b)  By deleting Subsection (d) thereof in its entirety and substituting the following in lieu thereof:

               "(d) RATIO OF CASH FLOW TO DEBT SERVICE. The Borrower will not allow the Williams Consolidated Entities' ratio of Net Cash Flow (less cash distributions paid pursuant to Section 13(j) hereof) to Debt Service, (i) for the calendar quarters ending December 31, 1998, March 31, 1999 and June 30, 1999 to be less than 1.0 to 1.0; and
          (ii) for the calendar quarter ending September 30, 1999 and the end of each calendar quarter thereafter, 1.10 to 1.0."

          (c) By deleting the third sentence of Section 13(e) thereof in its entirety and substituting the following in lieu thereof:

               "The term "Release Price" as used herein shall mean 100% of the proceeds (net of the direct costs of sale) received by the Borrower or Guarantor as a result of such sale, conveyance or assignment."

          (d) By deleting Subsection (m) thereof in its entirety and substituting the following in lieu thereof:

               "(m) MINIMUM TANGIBLE NET WORTH. For the calendar quarter ending December 31, 1998 and each calendar quarter thereafter during the remaining term of the Revolving Commitment, the Williams Consolidated Entities' Tangible Net Worth shall never be less than $40,000,000 plus an amount equal to 50% of the Williams Consolidated Entities' Net Income (without reduction for losses) for each calendar quarter ending after December 31, 1998 on a cumulative basis."

     4. Section 17 of the Credit Agreement is hereby amended by deleting the first sentence of the fourth unnumbered paragraph of subsection (f) thereof and substituting the following sentence in lieu thereof:

               "Agent shall have the right to exercise or refrain from exercising, without notice or liability to the Banks, any and all rights afforded to Agent by the Loan Documents or which Agent may have as a matter of law; PROVIDED, HOWEVER, that Agent shall not (A) without the consent of all Banks (i) amend the Loan Documents to (x) change the method of computing interest so as to decrease the interest payable on the Notes, (y) increase or decrease the principal amount of the Notes, (z) extend the Maturity Date; or (ii) waive any default under the Loan Documents; or (iii) make a redetermination of the Borrowing Base; or (iv) defer the date for payment of


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          principal interest or any fee; or (v) make any changes in the fees payable hereunder (except the Agency fee which does not require the consent of the Banks other than the Agent); or (vi) release any guaranty; or (vii) make any change in the definition of Majority Banks; or (viii) make any change in the number of Banks required to take any action under this Agreement; or (ix) make any change in Sections 7(b), 13(e) or 13(n) of this Agreement; and (B) without the consent of Majority Banks (i) make any other amendment to the Loan Documents; or (ii) accelerate the outstanding balance due on the Notes.

     5. This Second Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 7 hereto (the "Second Amendment Effective Date").

     6. As of the Second Amendment Effective Date, the Borrowing Base shall be $53,000,000 and the Monthly Commitment Reduction shall be $650,000 per month beginning July 1, 1999; provided, however, that once the Jalmat Divestiture closes, the Borrowing Base will automatically reduce to $43,000,000. For the purposes hereof, the term "Jalmat Divestiture" shall mean the sale by the Borrower of certain of its oil and gas properties located in the State of New Mexico subject to a purchase and sale agreement with Dervish Energy, L.L.C. dated as of March 8, 1999 (the "Purchase and Sale Agreement"). If the Jalmat Divestiture occurs on or before May 1, 1999, the next scheduled Borrowing Base redetermination shall be November 1, 1999 as provided in the Sixth Restated. If the Jalmat Divestiture does not close by May 1, 1999, then the Borrowing Base will be redetermined on or before May 1, 1999.

     7. The Borrower hereby agrees to make every reasonable effort to outsource the cost of stimulating the JC Fazzino Unit No. 1 and the cost of constructing the pipeline and plant associated with the JC Fazzino Unit No. 1, said outsourcing to be on terms and conditions acceptable to Agent and Borrower.

     8. The obligations of Banks under this Second Amendment shall be subject to the satisfaction of the following conditions precedent:

          (a)  EXECUTION AND DELIVERY.   The Borrower shall have executed and
     delivered this Second Amendment, and other required documents, all in form and substance satisfactory to the Banks;

          (b) GUARANTOR'S EXECUTION AND DELIVERY. The Guarantor shall have executed and delivered this Second Amendment and other required documents, all in form and substance satisfactory to the Banks;

          (c) CORPORATE RESOLUTIONS. Banks shall have received appropriate certified corporate resolutions of each Borrower and the Guarantor;


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          (d)  GOOD STANDING AND EXISTENCE.  The Banks shall have received evidence of existence and good standing for Borrower and the Guarantor;

          (e) PURCHASE AND SALE AGREEMENT. The Banks shall have received a copy of the executed Purchase and Sale Agreement, said Purchase and Sale Agreement to be in form and substance satisfactory to the Banks;

          (f) REVIEW OF FINANCIALS. The Banks shall have received copies of the Borrower's draft 12-31 financial statements including payables and a proforma income statement for calendar year 1999. Said financial information to be in form and substance satisfactory to the Banks;

          (g) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower under the Sixth Restated are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

          (h) NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

          (i) OTHER DOCUMENTS. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

          (j) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

     9. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Sixth Restated are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Sixth Restated, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the Sixth Restated, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

     10. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


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     11.  The Guarantor hereby consents to the execution of this Second
Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Loan Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and Guarantor confirm and agree that (a) neither the execution of this Second Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Sixth Restated or the other Loan Documents.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Sixth Restated to be duly executed as of the date first above written.

                                   BORROWER:

                                   CLAYTON WILLIAMS ENERGY, INC.
                                   a Delaware corporation


                                   By: /s/ L. Paul Latham
                                      ------------------------------------------
                                        L. Paul Latham, Executive Vice President

                                   WARRIOR GAS CO.
                                  a Delaware corporation


                                   By: /s/ L. Paul Latham
                                      ------------------------------------------
                                        L. Paul Latham, Executive Vice President




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                                   GUARANTOR:

                                   CWEI ACQUISITIONS, INC.
                                   a Delaware corporation


                                   By: /s/ L. Paul Latham
                                      ------------------------------------------
                                        L. Paul Latham, Executive Vice President

                                   AGENT:

                                   BANK ONE, TEXAS, N.A.
                                   a national banking association


                                   By: /s/ Wm. Mark Cranmer
                                      ------------------------------------------
                                        Wm. Mark Cranmer, Vice President

                                   BANKS:

                                   BANK ONE, TEXAS, N.A.
                                   a national banking association


                                   By: /s/ Wm. Mark Cranmer
                                      ------------------------------------------
                                        Wm. Mark Cranmer, Vice President




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                                   PARIBAS
                                   a French banking corporation


                                   By: /s/ Brian M. Malone
                                      --------------------------------------
                                   Name:   Brian M. Malone
                                        ------------------------------------
                                   Title:  Director
                                          ----------------------------------


                                   By: /s/ Betsy R. Jocher
                                      --------------------------------------
                                   Name:   Betsy R. Jocher
                                        ------------------------------------
                                   Title:  Assistant Vice President
                                          ----------------------------------


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By: /s/ John A. Clark
                                      --------------------------------------
                                   Name:   John A. Clark
                                        ------------------------------------
                                   Title:  Vice President
                                          ----------------------------------


                                   By: /s/ Gary Shekerjian
                                      --------------------------------------
                                   Name:   Gary Shekerjian
                                        ------------------------------------
                                   Title:  Assistant Vice President
                                          ----------------------------------



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